Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,106.27
Total Transaction Valuation	39,884,225.92
Total Offset Amount	0.00
Net Fee	$ 6,106.27